Exhibit 10.12

SURGE GLOBAL ENERGY (CANADA), LTD.
SURGE GLOBAL ENERGY, INC.

March 10, 2005

Deep Well Oil & Gas, Inc.
Northern Alberta Oil Ltd.

Re:
Farmout Agreement dated February 25, 2005 between Deep Well Oil & Gas, Inc. and Northern Alberta Oil Ltd., as Farmor, and Surge Global Energy (Canada), Ltd. and Surge Global Energy, Inc., as Farmee (“Farmout Agreement”)

Further to Article 7 of the Farmout Agreement, upon each occurrence of earning by Farmee in Farmout Lands governed by an Existing JOA, Farmee is to be made a party to the applicable Existing JOA for a 40% participating interest in respect of the earned Farmout Lands. As it is the intention of the parties that Surge Global Energy (Canada), Ltd. (“Surge Canada”) is to be the designated Operator for all of the Farmout Lands in which the Farmee earns an interest pursuant to the Farmout Agreement, the parties have agreed to enter into this letter agreement in order to establish a procedure for Surge Canada to be appointed as the Operator under the Existing JOAs in respect of all Farmout Lands in which the Farmee earns an interest pursuant to the Farmout Agreement.

In order to induce Farmee to drill Option Wells under the Farmout Agreement and to continue assisting Farmor with its efforts to obtain financing and in consideration of $10.00 paid by Farmee to Farmor and other good and valuable consideration (the receipt and adequacy of which is hereby irrevocably acknowledged by Farmor), the Farmor agrees that each time the Farmee becomes a party to an Existing JOA, the party comprising Farmor that is the Operator under that Existing JOA shall promptly resign as Operator thereunder and, thereafter, fully support the appointment of Surge Canada as the replacement Operator (including by voting in favour of Surge Canada as the replacement Operator).

Capitalized terms used but not defined in this letter agreement shall have the meanings given to those terms in the Farmout Agreement.

If the foregoing accurately reflects our agreement on the foregoing matters, kindly execute and return a copy of this letter agreement to Surge Canada for its records.

Yours truly,

SURGE GLOBAL ENERGY (CANADA), LTD.
SURGE GLOBAL ENERGY, INC.

Per:	/s/ Fred Kelly

All of the foregoing is acknowledged, confirmed and agreed to this 10th day of March, 2005

DEEP WELL OIL & GAS, INC.

Per:	/s/ Steven Gawne

NORTHERN ALBERTA OIL LTD.

Per:	/s/ Curtis Sparrow

SURGE GLOBAL ENERGY (CANADA), LTD.
SURGE GLOBAL ENERGY, INC.

March 10, 2005

Deep Well Oil & Gas, Inc.
Northern Alberta Oil Ltd.

Re:
Farmout Agreement dated February 25, 2005 between Deep Well Oil & Gas, Inc. and Northern Alberta Oil Ltd., as Farmor, and Surge Global Energy (Canada), Ltd. and Surge Global Energy, Inc., as Farmee (“Farmout Agreement”)

At the time the Farmout Agreement was executed, Surge Global Energy, Inc. (“Surge Inc.”) was added as a Farmee. However, the original intentions of the parties was only to add Surge Inc. as a party to the Farmout Agreement for the purposes of Article 14. As a result, the parties hereby agree and declare that;

1.	Surge Inc. is only a party to the Farmout Agreement for the purposes of Article 14;

2.	Surge Inc. has no rights or obligations under the Farmout Agreement except for those contained in Article 14; and

3.	without limiting the generality of the foregoing, Surge Inc. has no right or obligation to participate in any well or to earn any interest in the Farmout Lands under the Farmout Agreement.

This letter agreement is effective as of February 25,2005.

Capitalized terms used but not defined in this letter agreement shall have the meanings given to those terms in the Farmout Agreement.

If the foregoing accurately reflects our agreement on the foregoing matters, kindly execute and return a copy of this letter agreement to Surge Inc. for its records.

Yours truly,

SURGE GLOBAL ENERGY (CANADA), LTD.
SURGE GLOBAL ENERGY, INC.

Per:	/s/ Fred Kelly

All of the foregoing is acknowledged, confirmed and agreed to this 10th day of March, 2005

DEEP WELL OIL & GAS, INC.

Per:	/s/ Steven Gawne

NORTHERN ALBERTA OIL LTD.

Per:	/s/ Curtis Sparrow